UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                November 14, 2005
                                ----------------

                                   Valhi, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    Delaware                          1-5467                     87-0110150
-----------------               ------------------            -----------------
  (State or other                   (Commission                 (IRS Employer
  jurisdiction of                   File Number)                Identification
  incorporation)                                                     No.)

  5430 LBJ Freeway, Suite 1700, Dallas, Texas                     75240-2697
----------------------------------------------                   ------------
   (Address of principal executive offices)                        (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosures.

     Pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, the Registrant hereby furnishes the information set forth in its press release issued on November 14, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information, including Exhibit 99.1, the Registrant furnishes in this Current Report is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Registration Statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise stated in such filing.

     As disclosed in the Company's other Current Report on Form 8-K dated November 14, 2005 and filed with the Securities and Exchange Commission, the Company will file an Annual Report on Form 10-K/A for the year ended December 31, 2004 to restate its consolidated financial statements for certain matters more fully described in such Current Report. The Company's results of operations for the 2004 interim periods, as presented in Exhibit 99.1, have been restated for the effect of one of the matters discussed in such Form 8-K, resulting in a $1.1 million decrease, or $.01 per diluted share, in net income for the three months ended September 30, 2004 and a $1.6 million, or $.01 per diluted share, decrease in net income for the nine months ended September 30, 2004. As more fully described in such Current Report, such amounts relate to certain income taxes which the Company previously accounted for as a direct reduction in its stockholders' equity. The aggregate effect of the restatement, however, will be to increase the Company's stockholders' equity as of December 31, 2004. As a result of the time involved in addressing the matters described in such Current Report, the Company will be delayed in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which Quarterly Report would otherwise be required to be filed on November 14, 2005. While the Company currently believes the financial information contained in Exhibit 99.1 will be consistent with the Company's consolidated financial statements that will be contained in its Quarterly Report when filed, the financial information contained in Exhibit
99.1 is, however, subject to future correction and revision and could differ from the Company's consolidated financial statements that will be contained in its Quarterly Report when filed.


Item 8.01  Other Events.


     As disclosed in the Company's other Current Report on Form 8-K dated November 14, 2005 and filed with the Securities and Exchange Commission, the Company will file an Annual Report on Form 10-K/A for the year ended December 31, 2004 to restate its consolidated financial statements for certain matters more fully described in such Current Report. As a result of the time involved in addressing the matters described in such Current Report, the Company will be delayed in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which Quarterly Report would otherwise be required to be filed on November 14, 2005.

     Attached hereto is Exhibit 99.2 which contains the Company's unaudited consolidated financial statements of the Registrant as of September 30, 2005, and for the interim periods ended September 30 2004 and 2005, and related financial and other disclosures. While the Company currently believes the consolidated financial statements and related financial and other disclosures contained in Exhibit 99.2 to this Current Report will be consistent with the Company's consolidated financial statements and related financial and other disclosures that will be contained in its Quarterly Report when filed, the consolidated financial statements and related financial and other disclosures contained in Exhibit 99.2 are, however, subject to future correction and revision and could differ from the Company's consolidated financial statements and related financial and other disclosures that will be contained in its Quarterly Report when filed. PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, has not yet completed their review of the consolidated financial statements included in Exhibit 99.2. Prior to filing such Quarterly Report, the Company's independent registered public accounting firm will have completed their review.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

      Item No.                Exhibit Index
    ----------              ----------------------------------------

       99.1*        Press  Release  dated   November  14,  2005  issued  by  the
                    Registrant.

       99.2* Unaudited Consolidated Financial Statements of the Registrant as of September 30, 2005, and for the interim periods ended September 30 2004 and 2005, and related financial and other disclosures.




-----------
*  Filed herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Valhi, Inc.
                                           (Registrant)




                                   By:    /s/ Gregory M. Swalwell
                                          ----------------------------
                                          Gregory M. Swalwell
                                          Vice President and Controller



Date:  November 14, 2005

                                INDEX TO EXHIBITS


Exhibit No.                         Description
-----------            --------------------------------------------------

    99.1*           Press  Release  dated   November  14,  2005  issued  by  the
                    Registrant.

    99.2* Unaudited Consolidated Financial Statements of the Registrant as of September 30, 2005, and for the interim periods ended September 30 2004 and 2005, and related financial and other disclosures.